Exhibit 10.1

CYBERARK SOFTWARE LTD.

FOURTH AMENDED INVESTOR RIGHTS AGREEMENT

THIS FOURTH AMENDED INVESTOR RIGHTS AGREEMENT (this “Agreement”) made as of the 10th day of July, 2014 by and among, CyberArk Software Ltd., an Israeli company (the “Company”), the persons and entities identified in Schedule 1 attached hereto (collectively the “Ordinary Holders”), the entities identified in Schedule 2 attached hereto (the “Original Ordinary Holders”), the entities identified in Schedule 3 attached hereto (the “Series A and A1 Preferred Holders”), the entities identified in Schedule 4 attached hereto (the “Series B Preferred Holders”), the entities identified in Schedule 5 attached hereto (the “Series B1 Preferred Holders”), the entities identified in Schedule 6 hereto (collectively referred to herein as the “Series B2 Preferred holders”), and the entities identified in Schedule 7 hereto (collectively referred to herein as the “Series B3 Preferred holders”) (the Series A and Series A1 Preferred Holders, the Series B Preferred Holders, the Series B1 Preferred Holders, the Series B2 Preferred Holders and the Series B3 Preferred Holders shall hereinafter be referred to as the “Preferred Holders” and the Ordinary Holders, the Original Ordinary Holders and the Preferred Holders shall be referred to severally as a “Holder” and collectively as the “Holders”).

WITNESSETH

WHEREAS, the Preferred Holders are the holders of all of the Company’s issued and outstanding shares of Series A Preferred Shares, Series A1 Preferred Shares, Series B Preferred Shares, Series B1 Preferred Shares, Series B2 Preferred Shares and Series B3 Preferred Shares (collectively, the “Preferred Shares”), and the Ordinary Holders and the Original Ordinary Holders are the holders of Ordinary Shares (the “Ordinary Shares”); and

WHEREAS, the Company and certain of the Holders are parties to the Third Amended Investors’ Rights Agreement dated December 20, 2011 (the “Prior Agreement” and the “Prior Agreement Date”); and

WHEREAS, the Company and the Holders constituting the required majority to do so desire to amend and restate the Prior Agreement in its entirety by this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Affirmative Covenants.

1.1. Delivery of Financial Statements. The Company shall deliver the documents pursuant to Sections 1.1.1 through 1.1.5 (inclusive) to each Ordinary Holder, Original Ordinary Holder and Preferred Holder, as long as such Ordinary Holder, Original Ordinary Holder or Preferred Holder holds in the aggregate at least three and one third percent (3.33%) of the issued and outstanding share capital, calculated on an as converted basis, of the Company, and provided that such Ordinary Holder, Original Ordinary Holder and Preferred Holder is not a corporation or other entity actively engaged in the sale and/or licensing and/or sublicensing of products the Company manufactures or that are manufactured by third parties for the Company (hereinafter a “Major Shareholder”). For the purposes of this Section 1.1 (including the provisions of Section 1.1.5 below) neither of Vertex, the Ordinary Holders, the Original Ordinary Holders, JVP nor GS (all as defined in Schedule I attached hereto), shall be deemed to be actively engaged in the sale and/or licensing and/or sublicensing of products the Company manufactures or that are manufactured by third parties, or constitute a competitor of the Company or any of its subsidiaries).

1.1.1. As soon as practicable, but in any event within 90 (ninety) days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company as of the end of such year, and statements of income, statement of shareholder’s equity, and statements of cash flow of the Company for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, in United States dollar-denominated amounts, prepared in accordance with United States generally accepted accounting principles (“GAAP”), audited by a firm of Independent Certified Public Accountants as provided in Section 1.3 herein, and accompanied by an opinion of such firm, in customary form.

1.1.2. As soon as practicable, but in any event within 45 (forty-five) days after the end of each of the first, second and third fiscal quarter of each fiscal year of the Company, an unaudited consolidated balance sheet of the Company as at the end of each such period and unaudited consolidated statements of (i) income and (ii) cash flow of the Company for such period all in reasonable detail, in United States dollar-denominated amounts and certified, by the chief financial officer (or if none, by the chief executive officer) of the Company (the “CFO”), that such financial statements were prepared in accordance with GAAP applied on a basis consistent with that of preceding periods and, except as otherwise stated therein, fairly present the financial position of the Company as of their date subject to (x) there being no footnotes contained therein and (y) changes resulting from year-end audit adjustments, and all reviewed by a firm of Independent Certified Public Accountants as provided in Section 1.3 herein; and

1.1.3. As soon as practicable, but in any event within 21 days after the end of each month, monthly financial statements together with a brief executive summary covering any and all relevant issues within the business in a form agreed from time to time by the Company’s Board of Directors; and

1.1.4. Within 30 days prior to the beginning of each financial year an annual business plan and budget, operating budgets and monthly budgets, in a form agreed by the Company’s Board of Directors; and

1.1.5. Such other information reasonably requested by a Major Shareholder, provided that such Major Shareholder is not employed by or associated with a competitor of the Company and/or of any of its subsidiaries.

1.2. Additional Information. The Company will permit the authorized representatives of each Major Shareholder full and free access, at all reasonable times, and upon reasonable notice, to the Chief Executive Officer and CFO of the Company and all Company information and materials, including without limitation, reports of operations, reports of material adverse developments, copies of any management letters prepared by the Company’s auditors, and press releases and registration statements, and to visit and inspect the Company’s properties, to examine its books of account and records, and to discuss the Company’s affairs, finances and accounts with its Chief Executive Officer and CFO to the extent permitted by law. Such authorized representatives that are not employed by such Major Shareholder may, at the Company’s request, be required to execute confidentiality agreements prior to being granted access as aforesaid; and if employed by such Major Shareholder shall be bound by confidentiality and non-use undertaking towards the Company pursuant to Section 1.5.

1.3. Accounting. The accountants and auditors of the Company shall be a nationally recognized accounting firm affiliated with one of the United States “big four” accounting firms. The Company will maintain at its main office a system of accounting established and administered in accordance with GAAP consistently applied, which true records and books of account will be made of all dealings or transactions relating to the affairs of the Company.

1.4. Termination of Financial Information Rights. The Company’s obligation under Sections 1.1 through 1.3 (inclusive) shall terminate and shall be of no further force or effect upon the closing of the Company’s initial firmly underwritten public offering of its Ordinary Shares pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, or under other similar law of other jurisdiction.

1.5. Confidentiality. Each Holder agrees that any confidential or proprietary information relating to or obtained from the Company (including, without limitation, any information obtained pursuant to this Section 1) and held by such party and its respective employees will not be disclosed to any other person or used for any purpose (other than (i) to evaluate and monitor their investment in the Company and to enforce their rights under any agreement with the Company; or (ii) for the purpose of a potential transfer of such Holder’s shares (or a part thereof) to a third party transferee, provided however that such Holder shall have such potential transferee sign a non-disclosure and confidentiality agreement with terms substantially as those contained in this Section 1.5 prior to such disclosure), without the prior written consent of the Company, unless such information (a) is known or becomes known to the public in general (other than as a result of a breach of the confidentiality obligation owed to the Company by such party), or (b) is or has been made known or disclosed to such party by a third party without a confidentiality obligation to the Company, or (c) is required by law, regulation or is required or requested by any regulatory authority or listing requirement, provided that such party promptly notifies the Company of such disclosure requirement and takes commercially reasonable steps to minimize the extent of any such required disclosure and to obtain confidential treatment for any information so disclosed. Notwithstanding the foregoing, in connection with periodic reports to their partners, the Major Holders may (i) make general statements, not containing technical or other confidential information, regarding the nature and progress of the Company’s business; and (ii) provide summary information regarding the Company’s financial information in their reports to their partners, but may not annex to such reports the full financial information to be provided hereunder by the Company; provided, in each case, that such Major Holders’ partners are bound by confidentiality obligation with respect to such information, substantially as those contained in this Section 1.5; provided, however, that in the event that a Major Holder is required to annex financial information obtained pursuant to Sections 1.1 and 1.2 to such reports, such Major Holder shall exert its reasonable efforts to avoid annexing such financial information, in a manner consistent with applicable law and practice, but to the extent that its efforts are unsuccessful, such Major Holder shall be entitled to annex such financial information to such reports. Notwithstanding anything to the contrary, GS (and any director, officer, employee, agent, consultant, or professional adviser of GS) may disclose to any persons, without limitation of any kind, the tax treatment and tax structure of the transactions described in the Share Purchase Agreement dated December 20, 2011 by and among certain of the Holders and the Company (the “Sale Agreement”) and all materials of any kind (including tax opinions or other tax analyses) that are provided to GS relating to such tax treatment or tax structure. This Section 1.5 shall survive the termination of this Agreement.

2.	Registration Rights.

2.1. Definitions. For purposes of Sections 2, through 5 hereof:

(a) Affiliate. The term “Affiliate” means (i) with respect to any entity, any entity or individual which ,either itself or via one or more intermediaries, controls, is controlled by or is under common control with, such entity; (ii) with respect to an entity which is a limited partnership, any of its general or limited partners, and any affiliated limited partnership managed by the same management company or managing general partner of such entity or any entity or individual which, via one or more intermediaries, controls, is controlled by, or is under common control with, such management company or managing general partner, or (iii) with respect to any limited liability company, the members of any limited liability company and/or affiliated limited liability companies managed by the same management company or managing member of such limited liability company or by any entity or individual which, via one or more intermediaries, controls, is controlled by, or is under common control with, such management company or managing member. The term “control” as used herein shall mean the holding of the majority of the shares of such party, or the power to appoint the majority of the directors of such party or the power to direct the management and policies of such party, through contractual means or otherwise

(b) Business Day. The term “Business Day” means any day that is not Saturday or Sunday or any other day on which banks in the City of New York or the State of Israel are permitted or required to be closed.

(c) Form F-3. The term “Form F-3” means such form or Form S-3 under the Securities Act (as defined hereinafter) as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(d) Holder. The term “Holder” means any Person (as defined below) owning of record Registrable Securities or any permitted assignee of record of such Registrable Securities to whom rights under this Section 2 have been duly assigned in accordance with this Agreement.

(e) IPO. The Term “IPO” means the Company’s initial underwritten public offering of its Ordinary Shares pursuant to an effective registration statement under the Securities Act or equivalent law of another jurisdiction.

(f) Ordinary Registrable Securities. Subject to Section 2.1(m), the term “Ordinary Registrable Securities” shall mean (i) any Ordinary Shares of the Company held by the Ordinary Holders as of the Prior Agreement Date or Ordinary Shares issuable upon exercise of options granted to such Holders; (ii) any shares that an Ordinary Holder may have purchased after the Prior Agreement Date or may hereafter purchase pursuant to preemptive rights or rights of first refusal or rights otherwise granted with respect to Ordinary Shares; (iii) any shares issued to an Ordinary Holder in respect of such shares, including pursuant to rights granted to such holders in the Company’s Articles of Association as in effect (the “Articles”); and (iv) any Ordinary Shares of the Company issued pursuant to (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, share split, combination or other similar recapitalization with respect to, or in exchange for or in replacement of, any Ordinary Shares described in clauses (i), (ii) or (iii) of this subsection (f).

(g) Original Ordinary Registrable Securities. Subject to Section 2.1(m), the term “Original Ordinary Registrable Securities” means: (i) any Ordinary Shares of the Company held by the Original Ordinary Holders as of the Prior Agreement Date or Ordinary Shares issuable upon exercise of warrants granted to such Holders as of the Prior Agreement Date; (ii) any shares that an Original Ordinary Holder may have purchased after the Prior Agreement Date or may hereafter purchase pursuant to preemptive rights or rights of first refusal or rights otherwise granted with respect to its Ordinary Shares; (iii) any shares issued to an Original Ordinary Holder in respect of such shares, including pursuant to the rights granted to the Original Ordinary Holder in the Articles; and (iv) any Ordinary Shares of the Company issued pursuant to (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, share split, combination or other similar recapitalization with respect to, or in exchange for or in replacement of, any shares of the Ordinary Shares described in clauses (i), (ii) or (iii) of this subsection (f).

(h) Ordinary Shares. The term “Ordinary Shares” means the Company’s Ordinary Shares nominal value of NIS 0.01 each.

(i) Permitted Transferee. The term “Permitted Transferee” means: (i) with respect to an individual, any parent, spouse or lineal descendant of such individual or a company or other entity fully owned by such individual, or a trust for the benefit of such individual or for the benefit of such individual’s Permitted Transferees; (ii) with respect to any Original Investor, any other Original Investor and/or their Permitted Transferees as set forth herein; or (iii) with respect to any entity, any Affiliate of such entity; or (iv) with respect to a Shareholder who is a trustee, any beneficiary of such trust (and/or the beneficiary’s Permitted Transferees) or an alternate trustee.

(j) Person. “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(k) Preferred Registrable Securities. Subject to Section 2.1(m), the term “Preferred Registrable Securities” means: (i) any Ordinary Shares of the Company issued or to be issued upon conversion of any Preferred Shares held by a Preferred Holder as of the Prior Agreement Date or purchased under the Sale Agreement; (ii) any shares that a Preferred Holder may have purchased after the Prior Agreement Date or may hereafter purchase pursuant to preemptive rights, rights of first refusal or rights otherwise granted with respect to Preferred Shares; (iii) any shares issued to a Preferred Holder in respect of such shares, including pursuant to the anti-dilution protection and other rights granted to the holders of Preferred Shares in the Articles; and (iv) any Ordinary Shares of the Company issued pursuant to (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, share split, combination or other similar recapitalization with respect to, or in exchange for or in replacement of, any shares of the Preferred Shares described in clauses (i), (ii) or (iii) of this subsection (k).

(l) Preferred Shares. The term “Preferred Shares” means the Company’s Series A Preferred Shares, Series A1 Preferred Shares, Series B Preferred Shares, Series B1 Preferred Shares, Series B2 Preferred Shares and Series B3 Preferred Shares (if and when issued).

(m) Registrable Securities. The term “Registrable Securities” means Preferred Registrable Securities, Ordinary Registrable Securities and Original Ordinary Registrable Securities as defined above, provided that, with respect to either of the Preferred Registrable Securities, Ordinary Registrable Securities and Original Ordinary Registrable Securities, it shall not include the following: (a) Ordinary Shares which have previously been registered under an effective registration statement filed pursuant to the Securities Act and disposed of in accordance with such registration statement, (b) Ordinary Shares which have otherwise previously been sold to the public, (c) Ordinary Shares that could be sold by the holder thereof (in accordance with applicable law and together with any affiliates with whom such holder must aggregate its sales under Rule 144) pursuant to Rule 144(b)(1) promulgated under the Securities Act if the holder thereof and any such affiliates (x) prior to the expiration of any “lock-up agreement” entered into with the underwriters of the IPO, hold less than 1% of the outstanding Ordinary Shares of the Company, and (y) after such time, hold less than 5% of the outstanding Ordinary Shares of the Company, and (d) any Ordinary Shares sold by a Holder in a transaction in which such Holder’s rights under Section 2 of this Agreement are not assigned in accordance with the provisions hereof.

(n) Registrable Securities then Outstanding. The number of shares of “Registrable Securities then outstanding” shall mean the number of Ordinary Shares and Preferred Shares of the Company that are Registrable Securities and are then issued and outstanding.

(o) Registration. The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended, or the equivalent securities law of another jurisdiction acceptable to holders of a majority of the Preferred Shares, on an as converted basis (the “Securities Act”), and the declaration or ordering of effectiveness of such registration statement.

(p) SEC. The term “SEC” or “Commission” means the U.S. Securities and Exchange Commission or the equivalent securities commission of another jurisdiction acceptable to holders of a majority of the Preferred Shares, on an as converted basis.

(q) Series B Aggregate Registrable Securities. The term “Series B Aggregate Preferred Registrable Securities” means collectively (i) the Series B Preferred Registrable Securities; (ii) the Series B1 Preferred Registrable Securities; (iii) Series B2 Preferred Registrable Securities; and (iv) Series B3 Preferred Registrable Securities (if and when issued).

(r) Series B Registrable Securities. Subject to Section 2.1(m), the term “Series B Preferred Registrable Securities” means (i) any Ordinary Shares of the Company issued or to be issued upon conversion of the Series B Preferred Shares held by a Series B Preferred Holder as of the Prior Agreement Date or issued to such Series B Preferred Holder upon exercise of warrants or options held by them on the Prior Agreement Date for the purchase of Series B Preferred Shares; (ii) any shares that a Series B Preferred Holder may have purchased after the Prior Agreement Date or may hereafter purchase pursuant to preemptive rights, rights of first refusal or rights otherwise granted with respect to the Series B Preferred; (iii) any shares issued to a Series B Preferred Holder in respect of such shares, including pursuant to the anti-dilution protection and other rights granted to a Series B Preferred Holder in the Articles; and (iv) any Ordinary Shares of the Company issued pursuant to (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, share split, combination or other similar recapitalization with respect to, or in exchange for or in replacement of, any shares of the Series B Preferred Shares described in clauses (i), (ii) or (iii) of this subsection (r).

(s) Series B1 Registrable Securities. Subject to Section 2.1(m), the term “Series B1 Preferred Registrable Securities” means (i) any Ordinary Shares of the Company issued or to be issued upon conversion of the Series B1 Preferred Shares held by a Series B1 Preferred Holder as of the Prior Agreement Date or issued to such Series B1 Preferred Holder upon exercise of warrants or options held by them on the Prior Agreement Date for the purchase of Series B1 Preferred Shares; (ii) any shares that a Series B1 Preferred Holder may have purchased after the Prior Agreement Date or may hereafter purchase pursuant to preemptive rights, rights of first refusal or rights otherwise granted with respect to the Series B1 Preferred; (iii) any shares issued to a Series B1 Preferred Holder in respect of such shares, including pursuant to the anti-dilution protection and other rights granted to a Series B1 Preferred Holder in the Articles; and (iv) any Ordinary Shares of the Company issued pursuant to (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, share split, combination or other similar recapitalization with respect to, or in exchange for or in replacement of, any shares of the Series B1 Preferred Shares described in clauses (i), (ii) or (iii) of this subsection (s).

(t) Series B2 Registrable Securities. Subject to Section 2.1(m), the term “Series B2 Preferred Registrable Securities” means (i) any Ordinary Shares of the Company issued or to be issued upon conversion of the Series B2 Preferred Shares held by a Series B2 Preferred Holder as of the Prior Agreement Date or issued to such Series B2 Preferred Holder upon exercise of warrants or options held by them on the Prior Agreement Date for the purchase of Series B2 Preferred Shares; (ii) any shares that a Series B2 Preferred Holder may have purchased after the Prior Agreement Date or may hereafter purchase pursuant to preemptive rights, rights of first refusal or rights otherwise granted with respect to the Series B2 Preferred; (iii) any shares issued to a Series B2 Preferred Holder in respect of such shares, including pursuant to the anti-dilution protection and other rights granted to a Series B2 Preferred Holder in the Articles; and (iv) any Ordinary Shares of the Company issued pursuant to (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, share split, combination or other similar recapitalization with respect to, or in exchange for or in replacement of, any shares of the Series B2 Preferred Shares described in clauses (i), (ii) or (iii) of this subsection (t).

(u) Series B3 Registrable Securities. Subject to Section 2.1(m), the term “Series B3 Preferred Registrable Securities” means (i) any Ordinary Shares of the Company issued or to be issued upon conversion of the Series B3 Preferred Shares held by a Series B3 Preferred Holder as of the Prior Agreement Date or issued to such Series B2 Preferred Holder upon exercise of warrants held by them on the Prior Agreement Date for the purchase of Series B3

Preferred Shares; (ii) any shares that a Series B3 Preferred Holder may have purchased after the Prior Agreement Date or may hereafter purchase pursuant to preemptive rights, rights of first refusal or rights otherwise granted with respect to the Series B3 Preferred; (iii) any shares issued to a Series B3 Preferred Holder in respect of such shares, including pursuant to the anti-dilution protection and other rights granted to a Series B3 Preferred Holder in the Articles; and (iv) any Ordinary Shares of the Company issued pursuant to (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, share split, combination or other similar recapitalization with respect to, or in exchange for or in replacement of, any shares of the Series B3 Preferred Shares described in clauses (i), (ii) or (iii) of this subsection (u). The provisions of this Agreement as they relate to the Series B3 Registrable Securities shall apply only after any Series B3 Registrable Securities shall be issued.

2.2. Demand Registration.

(a) Request by Holders. If the Company shall at any time during the time period commencing immediately following the Company’s IPO and ending five (5) years thereafter, but subject to the terms of any “lock-up agreement” entered into between the underwriters of the Company’s IPO and a Holder (unless waived by such underwriters), receive a written request (“Form F-1 Request Notice”) from the Holders of at least 20% (twenty percent) of the Preferred Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 2.2, then the Company shall, within ten (10) Business Days of the receipt of such Form F-1Request Notice, give written notice of such request to all Holders, and use its reasonable best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Form F-1 Request Notice, subject only to the limitations of this Section 2.2; provided, however that the Company shall not be obligated to effect any such registration if (i) the Company has, within a ninety (90) day period preceding the date of such request, already effected a registration under the Securities Act pursuant to this Section 2.2 or Section 2.4, or in which the Holders had an opportunity to participate pursuant to the provisions of Section 2.3, other than a registration pursuant to the provisions of Section 2.3(c) from which more than 20% of the Registrable Securities of Holders that were requested to be included were excluded; (ii) the Company gives notice that it is engaged in preparation of a registration statement to be filed, in the Company’s good faith estimate, within ninety (90) days from the date of the Form F-1 Request Notice in which the Holder may include Registrable Securities pursuant to Section 2.3 of this Agreement (subject to underwriting limitations); (iii) the Holders propose to sell Registrable Securities at an estimated aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $5,000,000; or (iv) such registration could be effected on a Form F-3.

(b) Underwriting.

(i) If the Holders initiating the registration request under this Section 2.2 (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Holders of a majority of the Preferred Registrable Securities that have requested to include securities in the registration pursuant to Section 2.2(a), provided that the managing underwriter or underwriters shall be of international repute and approved by the Company, such approval not to be unreasonably withheld.

(ii) Notwithstanding any other provision of this Section 2.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated first, to each of the Holders of Preferred Registrable Securities, who requested inclusion of their Registrable Securities in such registration statement on a pro rata and on an as converted basis based on the total number of Preferred Registrable Securities then held by each such Holder, second, each of the Original Ordinary Holders of Original Ordinary Registrable Securities who requested inclusion of their Original Ordinary Registrable Securities in such registration statement on a pro rata basis based on the total number of Original Ordinary Registrable Securities then held by each such Holder, third, to each of the Ordinary Holders of Ordinary Registrable Securities who requested inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Ordinary Registrable Securities then held by each such Holder, and fourth, Ordinary Shares for sale for the Company’s own account. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

(c) Maximum Number of Demand Registrations. The Company shall not be required to effect more than two (2) registrations pursuant to this Section 2.2.

2.3. Piggyback Registrations.

(a) Other than in connection with a request for registration pursuant to Section 2.2 or 2.4 of this Agreement, if at any time the Company, including if the Company qualifies as a well-known seasoned issuer (within the meaning of Rule 405 under the Securities Act) (a “WKSI”), proposes to file (i) a prospectus supplement to an effective shelf registration statement (a “Shelf Registration Statement”), or (ii) a registration statement other than a Shelf Registration Statement for a delayed or continuous offering pursuant to Rule 415 under the Securities Act, in either case, for the sale of Ordinary Shares for its own account, or for the benefit of the holders of any of its securities other than the Holders, to an underwriter on a firm commitment basis for reoffering to the public or in a “bought deal” or “registered direct offering” with one or more investment banks (collectively, a “Piggy-Back Underwritten Offering”), then as soon as practicable but not less than fifteen (15) Business Days prior to the filing of (a) any preliminary prospectus supplement relating to such Piggy-Back Underwritten Offering pursuant to Rule 424(b) under the Securities Act, (b) any prospectus supplement relating to such Piggy-Back Underwritten Offering pursuant to Rule 424(b) under the Securities Act (if no preliminary prospectus supplement is used) or (c) such Shelf Registration Statement, as the case may be, the Company shall give notice of such proposed Piggy-Back Underwritten Offering to the Holders and such notice (a “Piggyback Notice”) shall offer the Holders the opportunity to include in such Piggy-Back Underwritten Offering such number of Registrable Securities as each such Holder may request in writing. Each such Holder shall then have ten (10) Business Days after receiving such notice to request in writing to the Company inclusion of Registrable Securities in the Piggy-Back Underwritten Offering, except that such Holder shall have two (2) Business Days after such Holder confirms receipt of the notice to request inclusion of Registrable Securities in the Piggy Back Underwritten Offering in the case of a “bought deal”, “registered direct offering” or “overnight transaction” where no preliminary prospectus is used. Upon receipt of any such request for inclusion from a Holder received within the specified time, the Company shall use reasonable best efforts to effect the registration in any registration statement of any of the Holders’ Registrable Securities requested to be included on the terms set forth in this Agreement. Prior to the commencement of any “road show,” any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration by giving written notice to the Company of its request to withdraw and such withdrawal shall be irrevocable and, after making such withdrawal, such Holder shall no longer have any right to include Registrable Securities in the Piggy-Back Underwritten Offering as to which such withdrawal was made.

(b) If the Company does not qualify as a WKSI, (i) the Company shall give each Holder fifteen (15) days’ notice prior to filing a Shelf Registration Statement and, upon the written request of any Holder, received by the Company within ten (10) days of such notice to the Holder, the Company shall include in such Shelf Registration Statement a number of Ordinary Shares equal to the aggregate number of Registrable Securities requested to be included without naming any requesting Holder as a selling shareholder and including only a generic description of the holder of such securities (the “Undesignated Registrable Securities”), (ii) the Company shall not be required to give notice to any Holder in connection with a filing pursuant to Section 2.3(a) unless such Holder provided such notice to the Company pursuant to this Section 2.3(b) and included Undesignated Registrable Securities in the Shelf Registration Statement related to such filing, and (iii) at the written request of a Holder given to the Company more than seven (7) days before the date specified in writing by the Company as the Company’s good faith estimate of a launch of a Piggy-Back Underwritten Offering (or such shorter period to which the Company in its sole discretion consents), the Company shall use reasonable best efforts to effect the registration of any of the Holders’ Undesignated Registrable Securities so requested to be included and shall file a post-effective amendment or, if available, a prospectus supplement to a Shelf Registration Statement to include such Undesignated Registrable Securities as any Holder may request, provided that (a) the Company is actively employing its reasonable best efforts to effect such Piggy-Back Underwritten Offering; and (b) the Company shall not be required to effect a post-effective amendment more than two (2) times in any twelve (12) month period.

The Company shall have the right to terminate or withdraw any registration or offering initiated by it under this Section 2.3 before the effective date of such registration or the completion of such offering, whether or not any Holder has elected to include Registrable Securities in such registration or offering. The expenses of such withdrawn registration or offering shall be borne by the Company in accordance with Section 2.5.

(i) All Holders of Registrable Securities proposing to distribute their Registrable Securities through a Piggy-Back Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company.

(ii) Notwithstanding any other provision of this Agreement, if the managing underwriter(s) of a Piggy-Back Underwritten Offering determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the Piggy-Back Underwritten Offering, and the number of shares that may be included in the Piggy-Back Underwritten Offering shall be allocated, first to the Company, provided that, other than in an IPO, the amount of Series B Aggregate Preferred Registrable Securities included in the offering shall not be reduced below the lesser of (x) the number of Series B Registrable Securities in respect of which the Holders thereof have requested the registration thereof hereunder and (y) ten percent (10%) of the total amount of securities included in such offering, second, to each of the Holders of Preferred Registrable Securities (considered as one group of shareholders) who requested inclusion of their Registrable Securities in such Piggy-Back Underwritten Offering on a pro rata and as converted basis based on the total number of Preferred Registrable Securities then held by each such Holder and which were not included in the registration by virtue of the previous sentence, third, to each of the Original Ordinary Holders of Original Ordinary Registrable Securities who requested inclusion of their Original Ordinary Registrable Securities in such Piggy-Back Underwritten Offering on a pro rata and as converted basis based on the total number of Original Ordinary Registrable Securities then held by each such Holder and, fifth, to each of the Ordinary Holders of Ordinary Registrable Securities who requested inclusion of their Ordinary Registrable Securities in such Piggy-Back Underwritten Offering on a pro rata and as converted basis based on the total number of Ordinary Registrable Securities then held by each such Holder.

(c) Not Demand Registration. Registration pursuant to this Section (c) shall not be deemed to be a demand registration as described in Section 2.2 or Section 2.4. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section (c).

2.4. Form F-3 Registration.

(a) In case the Company shall receive from any of the following: (i) Holders of a majority of the Series B3 Preferred Registrable Securities and Series B2 Preferred Registrable Securities (considered for the purposes of this Section 2.4 as one class of shareholders), (ii) Holders of a majority of the Series B1 Preferred Registrable Securities, (iii) Holders of a majority of the Series B Preferred Registrable Securities, (iv) Holders of a majority of the Preferred Registrable Securities (excluding Series B3 Preferred Registrable Securities (if and when issued), Series B2 Preferred Registrable Securities, Series B1 Preferred Registrable Securities and Series B Preferred Registrable Securities), (v) JVP (so long as they are a Holder), (vi) GS (so long as they are a Holder), (vii) Vertex (so long as they are a Holder), (viii) Holders of a majority of the Original Ordinary Registrable Securities then outstanding, or (ix) Holders of a majority of the Ordinary Registrable Securities then outstanding, a written request or requests (a “Form F-3 Request Notice”) that the Company effect a registration on Form F-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then, subject to the conditions of this Section 2.4, the Company will give written notice of the proposed registration within fifteen (15) Business Days after receipt of any such Form F-3 Request Notice to all other Holders, and include in such registration all Registrable Securities held by all such Holders who wish to participate in such registration and who have provided the Company with written notice requests for inclusion therein within eleven (11) Business Days after the receipt of the Company’s notice. The Company shall not be obligated to any filing of a Form F-3 pursuant to this Section 2.4 if the Company has, within a ninety (90) day period preceding the date of such request, already effected a registration under the Securities Act pursuant to Section 2.2 or this Section 2.4, or in which the Holders had an opportunity to participate pursuant to the provisions of Section 2.3, other than a registration pursuant to the provisions of Section 2.3(c) from which more than 20% of the Registrable Securities of Holders that were requested to be included were excluded. Subject to the terms hereof, the Company will used its reasonable best efforts to effect such registration as soon as practicable. All written requests from any Holder or Holders to effect a registration on Form F-3 pursuant to this Section 2.4 shall indicate whether such Holder(s) intend to effect the offering promptly following effectiveness of the registration statement or whether, pursuant to Section 2.4(a), they intend for the registration statement to remain effective so that they may effect the offering on a delayed basis (a “Shelf Request”).

(b) Shelf Request. In the event a Form F-3 is filed pursuant to a Shelf Request, upon a written request (a “Form F-3 Demand Notice”) from any Holder or Holders that is entitled to sell securities pursuant to such Form F-3 without filing a post-effective amendment that the Company effect an offering with respect to Registrable Securities (a “Takedown”), the Company will, as soon as practicable, (x) deliver a notice relating to the proposed Takedown to all other Holders who are named or are entitled to be named as a selling shareholder in such Form F-3 without filing a post-effective amendment thereto and (y) promptly (and in any event not later than twenty (20) days after receiving such request) supplement the prospectus included in the Shelf Registration Statement as would permit or facilitate the sale and distribution of all or such portion of the Initiating Holders’ Registrable Securities as are specified in such request together with the Registrable Securities requested to be included in such Takedown by any other Holders who notify the Company in writing within ten (10) Business Days after receipt of such notice from the Company; except that (i) the Registrable Securities requested to be offered pursuant to such Takedown must have an anticipated aggregate price to the public (net of any underwriting discounts and commissions) of not less than $1,000,000, and (ii) the Company shall not be obligated to effect any such Takedown (x) if the Company has within the twelve (12) month period preceding the date of such request already effected two (2) Takedowns under this Section 2.4(a) or (y) within ninety (90) days of effecting a previous Takedown under this Section 2.4(a) or an offering pursuant to Section 2.2.

(c) Registration. The Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(1) if Form F-3 is not available for such offering by the Holders:

(2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an estimated aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000;

(3) if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act other than a registration pursuant to the provisions of Section 2.3(c) from which more than 20% of the Registrable Securities of Holders that were requested to be included were excluded; or

(4) the Company gives notice that it is engaged in preparation of a registration statement to be filed within ninety (90) days in which the Holder may include Registrable Securities pursuant to this Agreement (subject to underwriting limitations).

(d) Not Demand Registration. Form F-3 registrations shall not be deemed to be demand registrations as described in Section 2.2 above. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 2.4.

2.5. Expenses. All expenses incurred in connection with any registration, filing or qualification, pursuant to Section 2.2, 2.3 or 2.4, including without limitation all federal and “blue sky” registration, filing and qualification fees, printer’s and accounting fees, and fees and disbursements of counsel for the Company and one counsel for the Holders selected by a majority in interest of the Holders participating in such registration, filing or qualification (but excluding underwriters’ discounts and commissions relating to shares sold by the Holders (collectively, the “Holders Expenses”)) shall be borne by the Company. Each Holder participating in a registration pursuant hereto shall bear such Holder’s proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all Holders Expenses in connection with such offering, and any fees expenses which the Company is not required to pay pursuant to this Section. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 or 2.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Preferred Registrable Securities to be registered or included in an offering pursuant to a Shelf Request (the “Withdrawing Holders”) and, in such event, the Withdrawing Holders shall pay such expenses pro rata based on the number of securities they had requested to include in such registration or offering, unless in the case of Section 2.2 the Withdrawing Holders agree that such registration constitutes the use by the Holders of one (1) demand registration pursuant to Section 2.2(c); provided, further, however, that any such withdrawal which is based upon information showing a material adverse change in the condition, business, or prospects of the Company and which was not known or available to such Holders at the time of their request for such registration and such Holders have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and such registration shall not constitute the use of a demand registration pursuant to Section 2.2(c).

2.6. Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:

(a) Registration Statement. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, provided, however, that the Company shall not be required to keep any such registration statement effective for more than ninety (90) days or, if sooner, until the distribution contemplated in the registration statement has been completed.

(b) Amendments and Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Prospectuses. Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d) Blue Sky. Use its best reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to subject itself to taxation or to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notification.

(i) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(ii) Notify each Holder of Registrable Securities covered by such registration statement promptly after the Company shall receive notice thereof, of the time when such registration statement becomes effective or when any amendment or supplement or any prospectus forming a part of such registration has been filed.

(iii) Notify each Holder of Registrable Securities covered by such registration statement promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus for additional information.

(g) Advising the Holders. Advise each Holder whose Registrable Securities are included in such registration statement promptly after the Company shall receive notice or otherwise obtain knowledge of the issuance of any order by the SEC suspending the effectiveness of such registration statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if a stop order should be issued.

(h) Listing. Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(i) Transfer Agent. Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(j) Compliance with Rules and Regulations. Use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, any required documents.

(k) Opinion and Comfort Letter. Subject to each selling Holder to whom the comfort letter is addressed providing a customary representation letter to the independent registered public accounting firm of the Company in form and substance reasonably satisfactory to such accountants, (A) use its reasonable best efforts to obtain customary “comfort” letters from such accountants (to the extent deliverable in accordance with their professional standards) addressed to such selling Holder (to the extent consistent with the Statement on Auditing Standards No. 100 of the American Institute of Certified Public Accountants) and the managing underwriter(s), if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings and (B) use its reasonable best efforts to obtain opinions of counsel to the Company and updates thereof covering matters customarily covered in opinions of counsel in connection with underwritten offerings, addressed to each selling Holder and the managing underwriter(s), if any, provided that the delivery of any “10b-5 statement” and opinion may be conditioned on the prior or concurrent delivery of a comfort letter pursuant to subsection (A) above; provided, further that the Company shall only be required to comply with this clause (k) in connection with an underwritten offering.

2.7. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3(c) or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the Registration of their Registrable Securities.

2.8. Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement or the undertaking of an offering a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed or offering to be undertaken, for instance, as it would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under applicable securities laws, then the Company shall have the right to defer the filing of a registration statement or suspend the use of a registration statement; provided, however, that the Company may not utilize this right more than twice in any twelve (12) month period nor for more than ninety (90) days in the aggregate during such twelve (12) month period.

2.9. Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3(c) or 2.4:

(a) By the Company. To the extent permitted by law; the Company will indemnify and hold harmless each Holder, the partners, officers directors and shareholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as determined in the Securities Act) for such Holder, any Holder deemed to be an underwriter (as determined under the

Securities Act) and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”), or the equivalent securities exchange law of another jurisdiction, against any losses, claims, damages, or liabilities (or actions in respect thereof) (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law or the equivalent securities exchange law of another jurisdiction, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law or the equivalent securities exchange law of another jurisdiction, in connection with the offering covered by such registration statement.

The Company will reimburse each such Holder, partner, officer or director, shareholder, underwriter, legal consultant or accountants, or controlling Person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling Person of such Holder.

(b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each legal consultant or accountant, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any Person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling Person, underwriter or other such Holder, partner or director, officer or controlling Person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, or the equivalent securities exchange law of another jurisdiction, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, legal consultants and accountants, controlling Person, underwriter or other Holder, partner, officer, director or controlling Person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, and provided, further, that in no event shall any indemnity under this subsection 2.9(b) exceed the gross proceeds from the offering received by such Holder.

(c) Notice. Promptly after receipt by an indemnified party under this Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel selected by indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 2.7 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnified party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

(d) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) an indemnified party, exercising rights under this Agreement, makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such indemnified party in circumstances for which indemnification is provided under this Section 2.7; then, and in each such case, the Company and such indemnified party will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; provided, however, that, in any such case: (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; and (C) no Holder shall be required to contribute any amount in excess of the amount such Holder would have been required to indemnify if indemnification had been applicable in accordance with its terms.

2.10. No Registration Rights to Third Parties. Without the prior written consent of the Holders of a majority in interest of the Preferred Registrable Securities then outstanding (voting as one class), the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any Person, any registration rights of any kind (whether similar to the demand, “piggyback” or Form F-3 registration rights described in this Section 2, or otherwise) relating to shares of the Company’s Preferred Shares or any other voting securities of the Company, other than rights that are on a parity with or subordinate in right to the Preferred Holders; provided, however, that the Company may without such consent (i) enter into an agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration pursuant to Section 2 hereof if the rights of such holder or prospective holder are subordinate to the rights of the Preferred Holders and (ii) enter into an agreement with any holder or prospective holder of any securities of the Company related to the filing of a resale shelf registration statement to register shares issued to such holder or prospective holder in an acquisition, if and only if such resale shelf registration statement does not permit underwritten offerings.

2.11. Reports Under Securities Exchange Act of 1934. In the event the Company becomes subject to reporting under the 1934 Act, then with a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form F-3, the Company agrees to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(ii) take such action, including the voluntary registration of its Ordinary Shares under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form F-3 for the sale of their Registrable Securities.

(iii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

(iv) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

2.12. “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell or otherwise transfer or dispose of any Ordinary Shares (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the underwriters of Ordinary Shares (or other securities) of the Company not to exceed (i) one hundred and eighty (180) days following the effective date of the registration statement for the Company’s IPO or (ii) ninety (90) days from the date of the final prospectus for any other offering, provided that all officers and directors of the Company and, in the case of the Company’s IPO, holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements. The foregoing provisions of this Section shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The obligations described in this Section 2.12 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form F-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Ordinary Shares (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) or ninety (90) day period. In addition to the foregoing, no Holder that would be required to sign an agreement restricting its ability to transfer pursuant to this section shall distribute shares to its stockholders, partners or members after receipt of a Piggyback Notice or a Form F-1 Request Notice until such time as such Holder has signed such an agreement required pursuant hereto.

Notwithstanding anything to the contrary in this Agreement, none of the provisions herein shall in any way limit GS from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity or other similar activities conducted in the ordinary course of its business with respect to shares of the Company, other than shares held for its own account. The Company acknowledges that the restrictions contained in this Agreement shall not apply to securities of the Company acquired by GS following the effective date of an IPO, other than shares held for its own account.

3.	Additional Covenants.

3.1. Company Subsidiaries. A shareholder or group of shareholders having a right to appoint a director or observer to the Company’s Board of Directors in accordance with the Articles of the Company (and subject to the terms thereof), or any transferee of such right pursuant to the Articles of the Company (and subject to the terms thereof), shall be entitled to designate the same number of directors or observers to the board of directors of each of the Company’s subsidiaries, such that the composition of the board of directors and observers thereto of each of the Company’s subsidiaries shall be identical to the composition of the board of directors and the observers thereto of the Company, as detailed in the Company’s Articles. In the absence of any designation(s) as set forth above, the Company’s Board of Directors shall appoint the board of directors of each of the Company’s subsidiaries.

3.2. GS Use of Name. The Company agrees that it will not, without the prior written consent of GS, use in connection with any public announcement, posting of information on a website or written news release, advertising, publicity or otherwise, the name of Goldman Sachs & Co. or any of its affiliates or any partner or employee thereof, nor represent, directly or indirectly, that any product or service provided by the Company has been approved or endorsed by GS. Notwithstanding the foregoing, the Company may use and disclose the name of GS in disclosures required by law or regulation; provided, GS is given prior written notice of such requirement and an opportunity to seek a protective order. The Company hereby grants to GS permission to use the Company’s name and logo in GS’ marketing materials. GS shall include a trademark attribution notice giving notice of the Company’s ownership of its trademarks in the marketing materials in which the Company’s name and logo appear.

3.3. Information. If and to the extent permitted by applicable law, the Company agrees to inform GS, as long as it holds at least 5% (five percent) of the issued and outstanding share capital of the Company, on an as converted basis, as soon as practicable after the Company becomes aware of a criminal, tax or regulatory investigation or action instituted against the Company or the Subsidiary, in each case, which is reasonably expected to be material to the Company or any of its subsidiaries.

3.4. Right to Conduct Activities. The Company acknowledges that certain Holders which are venture capital funds, private equity funds or investment companies, and their respective Affiliates (collectively, the “Fund Holders”) are engaged in the business of investing in private and public companies in a wide range of industries, including industries in which the Company operates (the “Company Industry Segments”). Accordingly, the Company and such Fund Holders agree that, to the extent not otherwise restricted or prohibited by or otherwise contrary to any applicable law or regulation or any agreement, undertaking or commitment binding upon such Fund Holder, any Fund Holder shall not be obligated to refrain from participating as an investor or from nominating any person not serving as an office holder of the Company as a director in any company or other person or entity that is engaged in the Company Industry Segments nor shall such Fund Holder be required to direct to the Company any opportunity that becomes known to such Fund Holder in connection with the Company Industry Segments. Nothing herein shall be construed as a waiver, in whole or in part, of any Fund Holder’s duty of loyalty or obligation of confidentiality with respect to use or the disclosure of confidential information of the Company and/or such obligations and duties of any member of the Board of Directors.

4.	Assignment and Amendment.

4.1. Assignment. Notwithstanding anything herein to the contrary:

(a) Information Rights. The financial information rights of the Ordinary Holders, Original Ordinary Holders and Preferred Holders under Sections 1.1 and 1.2 are transferable to any current shareholder or third party (a “Transferee”) provided that such Transferee shall hold (after giving effect to such transfer) amounts of shares in the Company such that it would be defined as a Major Holder; provided, however, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning and transferring party at the time of such assignment and transfer stating the name and address of the Transferee and identifying the securities of the Company as to which the rights in question are being assigned and transferred; and provided further that any such Transferee shall receive such assigned and transferred rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 4.

(b) Registration Rights. The registration rights of each of the Holders under Section 2 hereof may be assigned and transferred to any Transferee acquiring or receiving Registrable Securities from such Holder constituting at least two hundred thirty thousand (230,000) Registrable Securities (as adjusted for any share dividend, share split, combination or other similar recapitalization); provided, however, that no Transferee may be assigned and transferred any of the foregoing rights unless the Company is given a written notice by the assigning and transferring party (not later than the time of such assignment and transfer) stating the name and address of the Transferee and identifying the securities of the Company as to which the rights in question are being assigned and transferred; and provided further that any such Transferee shall undertake in advance and in writing to be bound by this Agreement and shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 4.

(c) General. Except as set forth in this Section 4.1 above or in Section 3.1, none of the rights, privileges, or obligations set forth in, arising under, or created by this Agreement may be assigned or transferred without the prior consent in writing of the Company. Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

4.2. Entire Agreement; Amendment of Rights. This Agreement and the Schedules hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof and supersedes and replaces any previous agreement among the parties hereto with respect to such subject matter (whether or not all parties hereto were parties to that agreement), including but not limited to the Prior Agreement, which shall be of no force and effect as of the date of this Agreement. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of the Preferred Registrable Securities, provided that that any amendment pursuant to which the rights or preferences of any specific Holder are adversely altered by the amendment shall require the written consent of such Holder. Any amendment or waiver effected in accordance with this Section 4.2 shall be binding upon each Holder, each permitted successor or assignee of each Holder and the Company. For avoidance of doubt and without derogating from any other provision contained herein, granting by the Company of registration rights and/or similar rights equal or senior to those of the Holders to holders of a new class(es) of preferred shares shall not be deemed an amendment pursuant to which the rights or preferences of any Holder(s) are adversely altered. Notwithstanding anything else herein to contrary, the holders of a majority of the Preferred Registrable Securities may, through their written consent and without consent of the Company, act to amend this Agreement and the Schedules hereto so as to add to the definition and amount of Registrable Securities, securities held as of the date hereof by officers of employees of the Company from time to time including Ordinary Shares issued pursuant to the exercise or conversion of any such securities.

4.3. Prior Agreement. The parties hereto explicitly agree that this Agreement amends and restates the Prior Agreement in its entirety.

5.	General Provisions.

5.1. Legends. Each Holder understands that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the SEC, all certificates evidencing any shares of the Company, including upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR WITHOUT AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE SHARES REPRESENTED BY THIS CERTIFICATE BENEFIT FROM CERTAIN RIGHTS AND ARE SUBJECT TO CERTAIN OBLIGATIONS UNDER AN AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, DATED JULY 10, 2014, AMONG CYBERARK SOFTWARE LTD. AND THE OTHER PARTIES THERETO. FOR THE PURPOSE OF SUCH AGREEMENT, THESE SHARES ARE [SERIES B AGGREGATE REGISTRABLE SECURITIES, PREFERRED REGISTRABLE SECURITIES, ORDINARY REGISTRABLE SECURITIES AND ORIGINAL ORDINARY REGISTRABLE SECURITIES].”

If some or all of the Company’s share capital is held in book entry form, the Company’s share register and/or any book entry notification shall contain a notation to the above effect.

5.2. Removal of Legend. In the event of any transfer of Registrable Securities subject to the second paragraph of the foregoing legend in a transaction pursuant to which registration rights are assigned in accordance with Section 4.1(b), the Registrable Securities held by the transferee following such transfer shall also bear such paragraph. The second paragraph of the legend may be removed at the request of the Company to its transfer agent (a) in the event of a transfer in which registration rights are not assigned to the transferee in accordance with Section 4.1(b), or (b) if the subject securities are otherwise no longer Registrable Securities.

5.3. Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile or electronic mail at the contact details set forth below, provided that the sending party receives an electronic confirmation of delivery (or if delivered on a non-Business Day or after recipient’s business hours, on the first business day after transmission); (c) seven (7) Business Days after deposit in the mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) two (2) Business Days after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-Business Day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

If to the Company:	94 Em-Ha’moshavot Road, P.O.B. 3143 Petach-Tikva 4970602, Israel Telephone: +972-(0)3-918-0000
Facsimile: +972-(0)3-924-0111
Attention: Udi Mokady, CEO
E-mail: udi.mokady@cyber-ark.com

With copy (which shall not constitute notice) to:

Meitar Liquornik Geva Leshem Tal
16 Abba Hillel Road, Ramat Gan 52506 Israel
Telephone: +972-(0)3-610-3100
Facsimile: +972-(0)3-610-3111
Attention: Dan Shamgar, Advocate
Shira Azran, Advocate
E-mail: dshamgar@meitar.com
sazran@meitar.com

With copy (which shall not constitute notice) to:

White & Case LLP
1155 Avenue of the Americas, New York NY 10025
Telephone: +1 (212) 819-8754
Facsimile: +1 (212) 354-8113
Attention: Colin Diamond
E-mail: cdiamond@whitecase.com

If to the Holders:	to the addresses set forth in Schedule I.

A party may change or supplement the contact details given above, or designate additional addresses, for purposes of this Section 5.3 by giving the Company (in case of the Holders) or the Holders (in case of the Company) written notice of the new contact details in the manner set forth above, provided, however, that any such notice shall only be valid upon actual receipt.

5.4. Governing Law; Jurisdiction. This Agreement shall be governed exclusively by and construed according to the laws of the State of Israel without regard to its provisions concerning conflicts of laws. Any dispute arising under or relating to this Agreement or any transactions contemplated herein shall be resolved by the courts located in Tel Aviv-Jaffa, and each of the parties hereby submits irrevocably to the jurisdiction of such jurisdiction.

5.5. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

5.6. Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

5.7. Successors and Assigns. Subject to the provisions of Section 4.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

5.8. Aggregation of Shareholdings. Other than with respect to rights, limitations and calculations pursuant to Section 2 hereof, all shares of the Company held or acquired by any Holder and its Permitted Transferees (as defined in the Company’s Articles) shall be aggregated together for all means and purposes, including for the determination of the availability of any rights, the applicability of any limitation under this Agreement and for the calculation of any a Holder’s pro rata share. In connection with the foregoing, for avoidance of doubt, all shares held or acquired by any entities of which JVP is comprised of shall be aggregated together, without regard to the specific series of shares held by each such entity. In connection with the foregoing, the same shall apply with respect to the entities of which Vertex, SCP, the Original Ordinary Holders and GS (as such terms are defined in the Schedules attached hereto) are comprised of and the affiliates of each of the foregoing.

5.9. Captions; Interpretation. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement. Each of the parties acknowledges that it had assessed the risk, uncertainties and benefits of the transactions contemplated by this Agreement, and that it was represented by legal counsel in the negotiation, execution and delivery thereof. Accordingly, and based on the foregoing facts, among other factors, each party acknowledges and agrees that, for purposes of interpreting this Agreement, no party has had any preference in the design of the provisions of this Agreement (within the meaning of Section 25(b1) of the Contracts Law (General Part), 1973 (as amended).

5.10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. The exchange of an executed Agreement (in counterparts or otherwise) by facsimile transmission or by electronic delivery in .pdf format or the like shall be sufficient to bind the parties to the terms and conditions of this Agreement, as an original.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

The Company:

CYBERARK SOFTWARE LTD.

	By:	/s/ Joshua Siegel

	Name:	Joshua Siegel

	Title:	Chief Financial Officer

Shareholders:

/s/ Udi Mokady
UDI MOKADY

CABARET SECURITY LTD.

	By:	/s/ Amnon Shoshani

	Name:	Amnon Shoshani

	Title:	Managing Partner

ARBAONE, INC.

	By:	/s/ Debra Pell

	Name:	Debra Pell

	Title:	President

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

SEED CAPITAL PARTNERS LLC

By:	/s/ Jordan Levy

Name:	Jordan Levy

Title:	Manager

SEED CAPITAL PARTNERS II LLC

By:	/s/ Jordan Levy

Name:	Jordan Levy

Title:	Manager

CHASE/SEED INVESTMENTS LLC

By:	/s/ Jordan Levy

Name:	Jordan Levy

Title:	Manager

SEED CAPITAL PARTNERS ADVISORS FUND

By:	/s/ Jordan Levy

Name:	Jordan Levy

Title:	Manager

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

JERUSALEM VENTURE PARTNERS IV, L.P.		JERUSALEM VENTURE PARTNERS IV-A, L.P.
	/s/ Gadi Tirosh		/s/ Gadi Tirosh
Name:	Gadi Tirosh	Name:	Gadi Tirosh
Title:	General Partner	Title:	General Partner

	/s/ Kobi Rozengarten		/s/ Kobi Rozengarten
Name:	Kobi Rozengarten	Name:	Kobi Rozengarten
Title:	General Partner	Title:	General Partner

	/s/ Michal Drayman		/s/ Michal Drayman
Name:	Michal Drayman	Name:	Michal Drayman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

JERUSALEM VENTURE PARTNERS IV (ISRAEL), L.P.		JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND IV, L.P.
	/s/ Gadi Tirosh		/s/ Gadi Tirosh
Name:	Gadi Tirosh	Name:	Gadi Tirosh
Title:	General Partner	Title:	General Partner

	/s/ Kobi Rozengarten		/s/ Kobi Rozengarten
Name:	Kobi Rozengarten	Name:	Kobi Rozengarten
Title:	General Partner	Title:	General Partner

	/s/ Michal Drayman		/s/ Michal Drayman
Name:	Michal Drayman	Name:	Michal Drayman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

JVP OPPORTUNITY VI, L.P.		JVP OPPORTUNITY VI-A, L.P.
	/s/ Gadi Tirosh		/s/ Gadi Tirosh
Name:	Gadi Tirosh	Name:	Gadi Tirosh
Title:	General Partner	Title:	General Partner

	/s/ Kobi Rozengarten		/s/ Kobi Rozengarten
Name:	Kobi Rozengarten	Name:	Kobi Rozengarten
Title:	General Partner	Title:	General Partner

	/s/ Michal Drayman		/s/ Michal Drayman
Name:	Michal Drayman	Name:	Michal Drayman
Title:	Chief Financial Officer	Title:	Chief Financial Officer

JVP OPPORTUNITY VI ENTREPRENEUR FUND, L.P.
/s/ Gadi Tirosh
Name:	Gadi Tirosh
Title:	General Partner

/s/ Kobi Rozengarten
Name:	Kobi Rozengarten
Title:	General Partner

/s/ Michal Drayman
Name:	Michal Drayman
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

VERTEX ISRAEL II (C.I.) FUND, L.P.

By:	/s/ Ran Gartenberg	By:	/s/ Yoram Oron

Name:	Ran Gartenberg	Name:	Yoram Oron

Title:	CFO & General Partner	Title:	Founder & General Partner

VERTEX ISRAEL II (A) FUND L.P.

By:	/s/ Ran Gartenberg	By:	/s/ Yoram Oron

Name:	Ran Gartenberg	Name:	Yoram Oron

Title:	CFO & General Partner	Title:	Founder & General Partner

VERTEX ISRAEL II (B) FUND L.P.

By:	/s/ Ran Gartenberg	By:	/s/ Yoram Oron

Name:	Ran Gartenberg	Name:	Yoram Oron

Title:	CFO & General Partner	Title:	Founder & General Partner

VERTEX ISRAEL II DISCOUNT FUND L.P.

By:	/s/ Ran Gartenberg	By:	/s/ Yoram Oron

Name:	Ran Gartenberg	Name:	Yoram Oron

Title:	CFO & General Partner	Title:	Founder & General Partner

VERTEX ISRAEL II (C.I.) EXECUTIVE FUND L.P.

By:	/s/ Ran Gartenberg	By:	/s/ Yoram Oron

Name:	Ran Gartenberg	Name:	Yoram Oron

Title:	CFO & General Partner	Title:	Founder & General Partner

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

THE GOLDMAN SACHS GROUP, INC.

By:	/s/ Joseph P. DiSabato

Name:	Joseph P. DiSabato

Title:	Vice President

BRIDGE STREET 2011, L.P.

By:	/s/ Joseph P. DiSabato

Name:	Joseph P. DiSabato

Title:	Vice President

BRIDGE STREET 2011 OFFSHORE, L.P.

By:	/s/ Joseph P. DiSabato

Name:	Joseph P. DiSabato

Title:	Vice President

MBD 2011 HOLDINGS, L.P.

By:	/s/ Joseph P. DiSabato

Name:	Joseph P. DiSabato

Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

HORIZON TRUST N

By:	/s/ Elana Mokady

Name:	Elana Mokady

Title:	Trustee

HORIZON TRUST N

By:	/s/ Elana Mokady

Name:	Elana Mokady

Title:	Trustee

HORIZON TRUST A

By:	/s/ Elana Mokady

Name:	Elana Mokady

Title:	Trustee

SCHEDULE 1

Ordinary Holders

Name

Udi Mokady
Horizon Trust N
Horizon Trust M
Horizon Trust A
The Goldman Sachs Group, Inc.
Bridge Street 2011, L.P.
Bridge Street 2011 Offshore L.P.
MBD 2011 Holdings, L.P.
JVP Opportunity VI, L.P
JVP Opportunity VI-A, L.P
JVP Opportunity VI Entrepreneur Fund, L.P.

SCHEDULE 2

Original Ordinary Holders

Name

Cabaret Security Ltd.
ArbaOne Inc.

SCHEDULE 3

Series A and Series A1 Preferred Holders

Name

Seed Capital Partners LLC
Seed Capital Partners Advisors Fund LLC
Cabaret Security Ltd
ArbaOne Inc.
Jerusalem Venture Partners IV L.P.
Jerusalem Venture Partners IV – A L.P.
Jerusalem Venture Partners IV (Israel) L.P.
Jerusalem Venture Partners Entrepreneurs Fund IV L.P.
JVP Opportunity VI, L.P
JVP Opportunity VI-A, L.P
JVP Opportunity VI Entrepreneur Fund, L.P.
Vertex Israel II (A) Fund L.P.
Vertex Israel II (B) Fund L.P.
Vertex Israel II (C.I.) Fund, L.P.
Vertex Israel II (C.I.) Executive Fund L.P.
Vertex Israel Discount Fund, L.P.
The Goldman Sachs Group, Inc.
Bridge Street 2011, L.P.
Bridge Street 2011 Offshore L.P.
MBD 2011 Holdings, L.P.

SCHEDULE 4

Series B Preferred Holders

Name

Seed Capital Partners II LLC
Seed Capital Partners Advisors Fund LLC
Jerusalem Venture Partners IV L.P.
Jerusalem Venture Partners IV – A L.P.
Jerusalem Venture Partners IV (Israel) L.P.
Jerusalem Venture Partners Entrepreneurs Fund IV L.P.
JVP Opportunity VI, L.P
JVP Opportunity VI-A, L.P
JVP Opportunity VI Entrepreneur Fund, L.P.
Vertex Israel II (A) Fund L.P.
Vertex Israel II (B) Fund L.P.
Vertex Israel II (C.I.) Fund, L.P.
Vertex Israel II (C.I.) Executive Fund L.P.
Vertex Israel Discount Fund, L.P.
The Goldman Sachs Group, Inc.
Bridge Street 2011, L.P.
Bridge Street 2011 Offshore L.P.
MBD 2011 Holdings, L.P.

SCHEDULE 5

Series B1 Preferred Holders

Name

Jerusalem Venture Partners IV L.P.
Jerusalem Venture Partners IV – A L.P.
Jerusalem Venture Partners IV (Israel) L.P.
Jerusalem Venture Partners Entrepreneurs Fund IV L.P.
JVP Opportunity VI, L.P
JVP Opportunity VI-A, L.P
JVP Opportunity VI Entrepreneur Fund, L.P.
Vertex Israel II (A) Fund L.P.
Vertex Israel II (B) Fund L.P.
Vertex Israel II (C.I.) Fund, L.P.
Vertex Israel II (C.I.) Executive Fund L.P.
Vertex Israel Discount Fund, L.P.
The Goldman Sachs Group, Inc.
Bridge Street 2011, L.P.
Bridge Street 2011 Offshore L.P.
MBD 2011 Holdings, L.P.
Cabaret Security Ltd
ArbaOne Inc.

SCHEDULE 6

Series B2 Preferred Holders

Name

Jerusalem Venture Partners IV L.P.
Jerusalem Venture Partners IV – A L.P.
Jerusalem Venture Partners IV (Israel) L.P.
Jerusalem Venture Partners Entrepreneurs Fund IV L.P.
JVP Opportunity VI, L.P
JVP Opportunity VI-A, L.P
JVP Opportunity VI Entrepreneur Fund, L.P.
Vertex Israel II (A) Fund L.P.
Vertex Israel II (B)Fund L.P.
Vertex Israel II (C.I.) Fund, L.P.
Vertex Israel II (C.I.) Executive Fund L.P.
Vertex Israel Discount Fund, L.P.
Cabaret Security Ltd.
ArbaOne Inc.
The Goldman Sachs Group, Inc.
Bridge Street 2011, L.P.
Bridge Street 2011 Offshore L.P.
MBD 2011 Holdings, L.P.

SCHEDULE 7

Series B3 Preferred Holders

Name

JVP Opportunity VI, L.P
JVP Opportunity VI-A, L.P
JVP Opportunity VI Entrepreneur Fund, L.P.
The Goldman Sachs Group, Inc.
Bridge Street 2011, L.P.
Bridge Street 2011 Offshore L.P.
MBD 2011 Holdings, L.P.
Cabaret Security Ltd.
ArbaOne Inc.
Vertex Israel II (C.I.) Fund, L.P.
Vertex Israel II (A) Fund, L.P.
Vertex Israel II (B) Fund, L.P.
Vertex Israel II Discount Fund, L.P.
Vertex Israel II (C.I.) Executive Fund, L.P.

SCHEDULE I

JVP OPPORTUNITY VI, L.P.
JVP OPPORTUNITY VI-A, L.P.
JVP OPPORTUNITY VI ENTREPRENEUR FUND, L.P.
JERUSALEM VENTURE PARTNERS IV, L.P.
JERUSALEM VENTURE PARTNERS IV-A, L.P.
JERUSALEM VENTURE PARTNERS IV(ISRAEL), L.P.
JERUSALEM VENTURE PARTNERS ENTREPRENEURS FUND IV, L.P.
(collectively, “JVP”)

Address:	24 Hebron Road, Jerusalem, 93542, Israel
Telephone:	972-2-640-9000
Facsimile:	972-2-640-9001
Attention:	Yehoshua Ennis
E-mail:	yehoshua@jvpvc.com

THE GOLDMAN SACHS GROUP, INC.
BRIDGE STREET 2011, L.P.
BRIDGE STREET 2011 OFFSHORE L.P.
MBD 2011 HOLDINGS, L.P.
(collectively, “GS”)

Address:	200 West Street, New York, NY 10282
Telephone:	(212) 902-9431
Facsimile:	(212) 256-4871
Attention:	Bill Eng
E-mail:	bill.eng@gs.com

VERTEX ISRAEL II (C.I.) FUND, L.P.
VERTEX ISRAEL II (A) FUND, L.P.
VERTEX ISRAEL II (B) FUND, L.P.
VERTEX ISRAEL II DISCOUNT FUND, L.P.
VERTEX ISRAEL II (C.I.) EXECUTIVE FUND, L.P.
(collectively, “Vertex”)

Address:	1 Hashikma St., Savyon 56530
Telephone:	972-3-7378888
Facsimile:	972-3-7378889
Attention:	Ran Gartenberg
E-mail:	ran@vertexvc.com

EHUD (UDI) MOKADY; HORIZON TRUST

Address:	144 Middlesex Road #2, Chestnut Hill, MA, USA 02467
Telephone:	+1-617-794-3020
Facsimile:	+1-617-965-1644
E-mail:	udi.mokady@cyber-ark.com

ARBAONE INC.

Address:	Haoranim St. Beit Zait 90815
Telephone:	+972-2-5703267
Facsimile:	+972-2-5703268
Attention:	Debra Pell
E-mail:	dpellface@aol.com

CABARET SECURITY LTD.

Address:	7 Chalamish St., Caesarea 30889 Israel
Telephone:	+972-4-6377757
Facsimile:	+972-4-6377288
Attention:	Amnon Shoshani
E-mail:	amnon@cabaret.co.il

SEED CAPITAL PARTNERS LLC
SEED CAPITAL PARTNERS II LLC
CHASE/SEED INVESTMENTS LLC
SEED CAPITAL PARTNERS ADVISORS FUND LLC

(collectively “Seed”)

Address:	1 HSBC Center, Suite 3850, Buffalo, NY 14203
Telephone:	716-845-7530
Facsimile:	716-845-7539
Attention:	Mark Zogaria / Ron Schreiber
E-mail:	mark@seedcp.com / ron@seedcp.com